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                                                                   Exhibit 10.19

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is dated as of this 30TH day of August 2001, among DOV Pharmaceutical, Inc., a Delaware corporation (the "COMPANY"), the Investors (as defined below) identified on SCHEDULE 1 hereto and any of their successors and permitted assigns and transferees (the "SERIES C INVESTORS"), and the Investors identified on SCHEDULE 2 hereto and any of their successors and permitted assigns and transferees (the "SERIES D INVESTORS").

      WHEREAS, Neurocrine Biosciences, Inc., a Delaware corporation ("NEUROCRINE"), owns 99,547 shares of Common Stock (as defined below);

      WHEREAS, Neurocrine and the Company are parties to that certain Preferred Stock Purchase Agreement, dated as of June 30, 1998 (the "NEUROCRINE AGREEMENT");

      WHEREAS, Elan International Services, Ltd, a Bermuda corporation ("EIS"), owns (i) 354,643 shares of the Company's series B convertible preferred stock, par value $1.00 per share, (ii) 324,090 shares of the Company's Common Stock,
(iii) a Convertible Exchangeable Promissory Note made by the Company in favor of EIS in the principal amount of $8,010,000, the aggregate principal amount and accrued interest underlying which is convertible into the Company's Common Stock at a per share conversion price of $6.44, (iv) a Convertible Promissory Note made by the Company in favor of EIS in a principal amount not to exceed $7,008,750, the aggregate principal amount and accrued interest underlying which is convertible into the Company's Common Stock at a per share conversion price of $5.52 and (v) a warrant to purchase 75,000 shares of Common Stock;

      WHEREAS, EIS and the Company are parties to that certain Registration Rights Agreement, dated as of January 21, 1999, as amended by the agreement between the Company and EIS dated as of June 20, 2000 (the "EIS AGREEMENT");

      WHEREAS, the Series C Investors own in the aggregate 1,750,000 shares of the Company's series C convertible preferred stock, par value $1.00 per share ("SERIES C PREFERRED STOCK");

      WHEREAS, the Series C Investors and the Company are parties to that certain Registration Rights Agreement, dated as of June 20, 2000 (the "EXISTING AGREEMENT");

      WHEREAS, the Series D Investors are simultaneously herewith entering into that certain Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), whereby the Series D Investors are purchasing up to an aggregate of 1,400,000 shares of the Company's series D convertible preferred stock, par value $1.00 per share ("SERIES D PREFERRED STOCK");

      WHEREAS, the Investors and the Company are simultaneously herewith entering into that certain Amended and Restated Stockholders' Agreement, dated as of the date hereof (the "STOCKHOLDERS' AGREEMENT");
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      WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement that the Company and the Series D Stockholders enter into an agreement providing the Series D Stockholders with certain rights as more fully provided for herein;

      WHEREAS, the Series C Investors, by entering into this Agreement, have agreed, subject to the conditions contained herein, to allow the Series D Investors to include their Registrable Securities (as defined below) in a Demand Registration (as defined in the Existing Agreement) requested by the Series C Investors under the Existing Agreement;

      WHEREAS, the Company and the Series C Investors, by entering into this Agreement, have agreed to clarify that the rights of the Series C Investors under the Existing Agreement are fully and freely transferable and assignable to Permitted Transferees (as that term is defined in the Stockholders' Agreement);

      WHEREAS, the Company and the Series C Investors, by entering into this Agreement, have agreed to amend and restate Section 3 of the Existing Agreement with Section 5 of this Agreement; and

      WHEREAS, it is the parties' intention that other than as set forth in this Agreement, the rights of the Series C Investors under the Existing Agreement shall in no way be modified, changed or deleted.

      NOW, THEREFORE, in consideration of the consummation by the Series D Investors of the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investors (as defined below) hereby covenant and agree with each other as follows:

      1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

      "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and Exchange Act at the time.

      "COMMON STOCK" shall mean the Company's common stock, par value $0.0001 per share, and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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      "INVESTOR" means any one of the Investors, and "INVESTORS" means the
Series C Investors and the Series D Investors (including subsequent investors pursuant to Section 17(j) hereof) and any other Person who acquires Registrable Securities from an Investor as permitted herein.

      "PERSON" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

      "PREFERRED STOCK" means the Series C Preferred Stock and Series D Preferred Stock, together with any shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

      "REGISTRABLE SECURITIES" shall mean (i) any shares of Common Stock currently held by the Investors, (ii) Common Stock issued upon the conversion of the Preferred Stock, (iii) securities defined as "Registrable Securities" in the EIS Agreement and (iv) other securities issued and issuable with respect to any such shares described in clause (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided that Registrable Securities shall not include any securities (a) registered and held pursuant to an effective registration statement under the Securities Act, (b) sold to the public pursuant to Rule 144 (or a successor provision) promulgated under the Securities Act or (c) that have been sold, transferred or assigned in a manner not in compliance with the Securities Act or this Agreement. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected.

      "REGISTRATION EXPENSES" shall mean the expenses so described in Section 7 hereof.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      All other capitalized terms not defined herein shall have the meaning set forth in the Stockholders' Agreement unless otherwise indicated.

      2. SERIES C INVESTORS' DEMAND REGISTRATION UNDER THE EXISTING AGREEMENT.

      If the Series C Investors request a Demand Registration (as defined in the Existing Agreement) pursuant to Section 2(a) of the Existing Agreement, within ten days after receipt of such request, the Company shall give written notice of such requested Demand Registration to the Series D Investors and, if they request to be included in such Demand Registration, the Company shall include such Series D Investors' Registrable Securities in such offering if they have responded affirmatively within ten days after receipt of the Company's notice; PROVIDED, HOWEVER, that no Registrable Securities of the Series D Investors shall be included in such


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Demand Registration unless all of the Registrable Securities requested by both
EIS and the Series C Investors to be registered are included in such Demand Registration.

      3. SERIES D INVESTORS' DEMAND REGISTRATION.

      (a) At any time after the 12-month anniversary of the closing of the initial underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, the holders of at least 65% of the Registrable Securities held by the Series D Investors may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Investors holding Registrable Securities who shall then have 20 days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall so state in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon such Person's participation in such underwritten public offering and the inclusion of such Person's Registrable Securities in the underwritten public offering to the extent provided herein. The Company shall use reasonable efforts to expeditiously effect no later than 90 days after such request the registration of all Registrable Securities whose holders request participation in such registration hereunder. The Series D Investors shall be entitled to only one demand registration under this Section 3(a), provided that if the Series D Investors are subject to cut-backs in connection with their participation in a demand registration under this Section 3(a), they shall be entitled to one additional demand registration under this
Section 3(a), provided further that the Series D Investors shall not be entitled to more than two demand registrations under this Section 3(a). No request may be made under this Section 3(a) within 90 days after the effective date of (i) a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities are entitled to join pursuant to Section 5 of this Agreement, (ii) a registration statement filed pursuant to Section 2 of the Existing Agreement, (iii) a registration statement filed pursuant to Section 4 of this Agreement or (iv) a registration statement filed pursuant to Section 2 of the EIS Agreement. A registration shall not count as a requested registration under this section 3(a) unless the registration statement relating to such registration has been declared effective by the Commission, provided that a majority in interest of the participating holders of Registrable Securities may request in writing that the Company withdraw a registration statement that has been filed under this
Section 3(a) but has not yet been declared effective, and a majority in interest of such holders may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein without reduction in the number of demand registrations permitted under this Section 3(a). The Company shall pay all Registration Expenses in connection with a registration pursuant to this Section 3(a), provided that the Company shall not be obligated to pay such Registration Expenses if the registration under this Section 3(a) does not become effective due to the fault (including the request to withdraw such registration statement) of a participating holder or holders of Registrable Securities.

      (b) The Company may postpone for up to 120 days in any 12-month period the filing or the effectiveness of a registration statement for a registration pursuant to Section 3(a) if the


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Company's board of directors determines in good faith that such registration would have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition, or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, or similar transaction or would require disclosure of any information that the board of directors determines in good faith would be detrimental to the Company, provided that in such event the holders of Registrable Securities shall be permitted to withdraw such registration demand and such withdrawn demand registration shall not count as a demand registration under Section 3(a); provided that the Company may not postpone the filing or effectiveness of a registration statement more than once in any 12-month period.

      (c) If a requested registration under Section 3(a) involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited because of market conditions, the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the securities to be included shall be determined in the following order of priority: (i) if the Series C Investors have requested to include Series C Priority Shares in such registration then (A) Neurocrine's pro rata allotment (as determined under the Neurocrine Agreement) of Restricted Shares (as defined in the Neurocrine Agreement), EIS's pro rata amount of Registrable Securities (based on the aggregate number of Registrable Securities held by EIS, the Series C Investors and the Series D Investors), and any Series C Priority Shares requested to be included in such registration up to the total amount of the Series C Investors' and Series D Investors' combined pro rata amounts (determined by the same method as EIS's pro rata amount); (B) any additional Registrable Securities of the Series C Investors and the Registrable Securities of the Series D Investors requested to be included in such registration (pro rata based upon the aggregate number of Registrable Securities held by the Series D Investors and the Registrable Securities held by the Series C Investors less any Series C Priority Shares included pursuant to Section 3(c)(i)(A)); (C) securities to be registered by the Company pursuant to such registration statement; (D) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement; and (E) securities to be registered by persons not having any contractual or other right to include such securities in the registration statement or (ii) if the Series C Investors have not requested to include Series C Priority Shares in such registration then (A) Neurocrine's pro rata allotment (as determined under the Neurocrine Agreement) of Restricted Shares (as defined in the Neurocrine Agreement), the Registrable Securities of EIS, the Series C Investors and the Series D Investors (pro rata based upon the aggregate number of Registrable Securities held by EIS, the Series C Investors and the Series D Investors); (B) securities to be registered by the Company pursuant to such registration statement; (C) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement; and (D) securities to be registered by persons not having any contractual or other right to include such securities in the registration statement.

      (d) For any underwritten public offering, the Company shall have the right to select the investment bankers and managers to administer the offering pursuant to Section 3(a) subject to a reasonable objection by a majority of the participating holders of Registrable Securities, in which case the participating holders of Registrable Securities shall have the right to select such


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investment bankers and managers subject to a reasonable objection by the
Company. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within 120 days following the effective date of any registration required pursuant to this Section 3.

      4. FORMS S-2 AND S-3.

      (a) The Company shall use reasonable efforts to qualify and remain qualified to register securities pursuant to a registration statement on Forms S-2 and S-3 (or any successor forms) under the Securities Act. At any time after the 12-month anniversary of the closing of the initial underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, a Series D Investor or Series D Investors holding Registrable Securities anticipated to have an aggregate sale price (net underwriting discounts and commissions, if any) in excess of $5,000,000 shall have the right to request any number of registrations on Forms S-2 and S-3 (or any successor forms) for the Registrable Securities held by such requesting holders, provided that the Company is not obligated to effect any such registration under this Section 4 more than once during any 12-month period. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall give notice to all other Investors of the receipt of a request for registration pursuant to this
Section 4 and such Investors shall then have 20 days to notify the Company in writing of their desire to participate in the registration. The Company shall use reasonable efforts to effect promptly the registration of all shares on Form S-2 or S-3 (or a successor form) to the extent requested by such Series D Investors. The Company shall use reasonable efforts to keep such registration statement effective until the earlier of 90 days and when such holders have completed the distribution described in such registration statement. If the Company determines in good faith that the amount requested to be registered pursuant to this Section 4(a) is greater than the amount that can be offered without adversely affecting the offering, the Company may reduce the amount offered to a number deemed satisfactory by the Company. The securities to be included in such registration shall be determined in the following order of priority: (i) if the Series C Investors have requested to include Series C Priority Shares in such registration then (A) such Series C Priority Shares and Neurocrine's pro rata allotment (as determined under the Neurocrine Agreement) of Restricted Shares (as defined in the Neurocrine Agreement); (B) any additional Registrable Securities of the Series C Investors and the Registrable Securities of the Series D Investors requested to be included in such registration (pro rata based upon the aggregate number of Registrable Securities held by the Series D Investors and the Registrable Securities held by the Series C Investors less any Series C Priority Shares included pursuant to Section 4(a)(i)(A)); (C) securities to be registered by the Company pursuant to such registration statement; (D) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement; and (E) securities to be registered by persons not having any contractual or other right to include such securities in the registration statement or (ii) if the Series C Investors have not requested to include Series C Priority Shares in such registration then (A) Neurocrine's pro rata allotment (as determined under the Neurocrine Agreement) of Restricted Shares (as defined in the Neurocrine Agreement) and the Registrable Securities of the Series C Investors and the Series D Investors (pro rata amount based upon the aggregate number of Registrable Securities held by the Series C


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Investors and the Series D Investors); (B) securities to be registered by the
Company pursuant to such registration statement; (C) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement; and (D) securities to be registered by persons not having any contractual or other right to include such securities in the registration statement.

      (b) The Company may postpone for up to 120 days in any 12-month period the filing or the effectiveness of a registration statement for a registration pursuant to Section 4 if the Company determines in good faith that such registration would have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition, or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, or similar transaction or would require disclosure of any information that the board of directors determines in good faith would be detrimental to the Company, provided that in such event the holders of Registrable Securities shall be permitted to withdraw such registration demand and such withdrawn registration shall not count as a registration under Section 4; provided that the Company may not postpone the filing or effectiveness of a registration statement more than once in any 12-month period.

      5. PIGGYBACK REGISTRATION.

      (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public (other than registration statements on Form S-4 and S-8 or any successor form or in connection with a demand registration under the Existing Agreement, the EIS Agreement or Sections 3 and 4 of this Agreement, or in connection with an acquisition or exchange offer), the Company shall give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so at least 15 business days prior to the initial filing of such registration statement. Upon the written request of any of such holders of Registrable Securities, given within 20 days after receipt thereof by such holders, the Company shall, subject to the limits contained in this Section 5, use reasonable efforts to cause all such Registrable Securities of such holders to be registered under the Securities Act and qualified for sale under any state "blue sky" law, all to the extent required to permit such sale or other disposition of the Registrable Securities, provided that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, "SELLING STOCKHOLDERS") is greater than the amount that can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter. The Selling Stockholders' securities to be included in such registration shall be determined in the following order of priority: (i) if the Series C Investors have requested to include Series C Priority Shares in such registration then (A) Neurocrine's pro rata allotment (as determined under the Neurocrine Agreement) of Restricted Shares (as defined in the Neurocrine Agreement) and EIS's pro rata allotment of Registrable Securities requested to be included in such registration (B) any Series C Priority Shares requested to be included in such registration; (C) any additional Registrable Securities of


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the Series C Investors and the Registrable Securities of the Series D Investors
requested to be included in such registration (pro rata based upon the aggregate number of Registrable Securities held by the Series D Investors and the Registrable Securities held by the Series C Investors less any Series C Priority Shares included pursuant to Section 5(a)(i)(A)); (D) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement; and (E) securities to be registered by persons not having any contractual or other right to include such securities in the registration statement or (ii) if the Series C Investors have not requested to include Series C Priority Shares in such registration then (A) Neurocrine's pro rata allotment (as determined under the Neurocrine Agreement) of Restricted Shares (as defined in the Neurocrine Agreement) and the Registrable Securities of EIS requested to be included in such registration (B) the Registrable Securities of the Series C Investors and the Series D Investors (pro rata amount based upon the aggregate number of Registrable Securities held by the Series C Investors and the Series D Investors); (C) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement; and (D) securities to be registered by Persons not having any contractual or other right to include such securities in the registration statement.

      (b) The holders of Registrable Securities who participate in a registration under this Section 5 shall have no right to select the investment bankers or managers to administer the offering.

      (c) If the holders of Registrable Securities are included in such a registration they shall execute an underwriting agreement in form and substance satisfactory to the managing underwriters.

      (d) If at any time after giving written notice of its intention to register any of its securities as set forth in this Section 5, and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to such participating holders of Registrable Securities and thereupon be relieved of its obligation to register such Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

      (e) The number of requests permitted by the holders of Registrable Securities pursuant to this Section 5 shall be unlimited.

      6. REGISTRATION PROCEDURES. If the Company is required by this Agreement to use reasonable efforts to promptly effect the registration of any of its securities under the Securities Act, the Company shall:

      (a) use reasonable efforts to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use


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reasonable efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

      (b) use reasonable efforts to diligently prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the holder or holders of Registrable Securities have completed the distribution described in such registration statement and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities wish to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

      (c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

      (d) use reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall request, and take such other steps that may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

      (e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the approval of such counsel, provided that the Company shall not be required to file a registration statement that is not acceptable to it and its counsel;

      (f) promptly notify each selling holder of Registrable Securities, such selling holder's counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event that makes any statement made in the registration statement or related prospectus untrue or that requires an amendment thereto so that they do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;


                                       9
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      (g) use reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued to promptly notify each selling holder and to use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

      (h) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Person in connection with such registration statement;

      (i) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use reasonable efforts to facilitate the public offering of the securities;

      (j) furnish to each prospective selling holder a signed counterpart, addressed to the prospective selling holder, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a so called "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the comfort letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in comfort letters delivered to the underwriters in underwritten public offerings of securities;

      (k) cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted;

      (l) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company that satisfies Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor provisions);

      (m) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement;

      (n) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act;


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

      (o) provide written notice to each selling holder concerning (i) receipt by the Company of any written comments of the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any written request by the Commission to amend or supplement such registration or for any additional information with respect thereto, and (ii) receipt by the Company of any written notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation of or threat of any proceeding for such purpose;

      (p) issue to any underwriter to which the holders of Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities if such certificates have not previously been issued; and

      (q) subject to all other provisions of this Agreement, use its reasonable efforts to take all other steps necessary to effect such registration of such Registrable Securities contemplated hereby.

      7. EXPENSES. All expenses incurred by the Company or the Investors in effecting the registrations provided for in Sections 2, 3, 4 and 5, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and one counsel for the Investors participating in such registration as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration), the cost of such counsel not to exceed $15,000 per registration, any audits incident to or required by any such registration and expenses of complying with the securities or "blue sky" laws of any jurisdictions (other than stock transfer taxes, income taxes, capital gains taxes, underwriting discounts and commissions or the fees and expenses of counsel of individual selling shareholders) (all such expenses are referred to as "REGISTRATION EXPENSES"), shall be paid by the Company; provided however that all underwriting discounts and commissions applicable to the Registrable Securities, Restricted Shares and Series C Priority Shares shall be borne by the holders of such Registrable Securities, Restricted Shares and Series C Priority Shares, as applicable, in proportion to the number of Registrable Securities, Restricted Shares and Series C Priority Shares sold by each such holder.

      8. INDEMNIFICATION.

      (a) The Company shall indemnify and hold harmless each Investor that is a selling holder of Registrable Securities (including its partners (including partners of partners and shareholders of such partners), each underwriter (as defined in the Securities Act), and directors, officers, employees and agents of any of them, and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "COMPANY INDEMNIFIED PERSON") against any losses, claims, damages or liabilities (collectively, the "LIABILITY"), joint or several, to which such Company Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such Liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any sale or regulation thereunder in connection with such registration. Except as otherwise provided in Section 8(d), the Company shall reimburse each such Company Indemnified Person in connection with investigating or defending any such Liability, provided that the Company shall not be liable to any Person in any such case to the extent that any such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein, and provided further that the Company shall not be required to indemnify any Person against any Liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus and a copy of such final prospectus is made available to such Company Indemnified Person or for any liability that arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

      (b) Each Investor holding any of the securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively also the "INVESTOR INDEMNIFIED PERSON"), against any Liability, joint or several, to which any such Investor Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such Liability (or actions in respect thereof) arises out of or is based upon
(i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling Investor, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling Investor to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling Investor for use therein. Such selling Investor shall reimburse any Investor Indemnified Person for any legal fees incurred in investigating or defending any such Liability, provided that in no event shall the liability of any Investor for indemnification under this Section 8 in its capacity as a seller of Registrable Securities exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement that were sold by such Investor, or (ii) the amount equal to the proceeds to such Investor of the securities sold in any such registration, and provided that no selling Investor shall be required to indemnify any Person against any Liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus and a copy of such final prospectus is made available to such Investor Indemnified Person or for any Liability that arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

      (c) Indemnification equivalent to that specified in Sections 8(a) and (b) shall be given by the Company and each selling Investor (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

      (d) If the Company, any selling holder or other Person receives a complaint, claim or other notice of any Liability or action, giving rise to a claim for indemnification under Sections 8(a), (b) or (c) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action.

      (e) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to a Person in respect of any losses, claims, damages expenses or liabilities referred to therein, each indemnifying party under this Section 8, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Investor, or Investors and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Investors and the underwriters in connection with the statements or omissions that resulted in such losses, claims, damages expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Investors and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, the Investors, and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Investors and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Investors, or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that an Investor shall not be required to contribute under this Section 8(e) in excess of the lesser of
(i) that proportion of the total of such losses, claims, damages expenses or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement by such Investor and (ii) the net proceeds received by such Investor from its sale of Registrable Securities under such registration statement.

      (f) The parties stipulate that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata or per capita allocation or by any other method of allocation that does not take account the equitable considerations referred to in

Section 8(e). Any Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall not be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

      (g) The amount payable to an indemnified person as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 8 shall include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable (subject to returns if it is later determined that such indemnified Person was not entitled thereto in whole or in part) as incurred. The indemnification and contribution provided for in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any other officer, director, employee, agent or controlling person of the indemnified party. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement without the consent of the indemnified person, which consent shall not be unreasonably withheld or delayed.

      9. COMPLIANCE WITH RULE 144. If the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) commences to file reports under Section 13 or 15(d) of the Exchange Act, the Company shall use reasonable efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and the Company shall use reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). After the occurrence of the first underwritten public offering of Common Stock of the Company pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use reasonable efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

      10. AMENDMENTS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the Registrable Securities held by the Series C Investors and the holders of a majority of the Registrable Securities held by the Series D Investors. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof.

      11. POSTPONEMENT.

      (a) SUSPENSION OF REGISTRATION.

            (i) The Company shall promptly notify each Investor requesting registration of Registrable Securities, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation or threat of any proceedings for that purpose. The Company shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement as soon as practicable.

            (ii) The Company's obligation under this Agreement to use reasonable efforts to cause a registration statement to be made or to become effective or to amend or supplement a registration statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in such registration statement (such circumstances being hereinafter referred to as a "SUSPENSION EVENT") that would make it impractical or unadvisable to cause such registration statement to be made or to become effective or to amend or supplement the registration statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 90 days in the aggregate during any 12-month period. If any party hereto requests registration during a Suspension Event, the Company shall notify such party of the existence of such Suspension Event.

      (b) BLACK-OUT PERIOD. Following the effectiveness of a registration statement, the parties hereto agree that they will not effect any sales of their Registrable Securities pursuant to such registration statement at any time after they have received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event or (ii) so that the Company may correct or update such registration statement pursuant to Section 6(b), provided that such postponement of sales of Registrable Securities by the parties hereto shall not exceed 90 days in the aggregate during any 12-month period. An Investor may recommence sales of the Registrable Securities pursuant to such registration statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five business days after the conclusion of any such Suspension Event or correction or update of such registration statement pursuant to Section 6(b).

      12. MARKET STAND-OFF. If requested by the Company or an underwriter of Registrable Securities in connection with any public offering of the Company, no Investor shall directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for a period not to exceed 180 days following the effective date of the relevant registration statement filed under the Securities Act, provided, that all officers and directors of the Company enter into similar agreements; provided further that this Section 12 shall not apply to Series C Priority Shares.

      13. TRANSFERABILITY OF REGISTRATION RIGHTS. The Investors may fully and freely Transfer or assign the registration rights set forth in the Existing Agreement and this Agreement to a Permitted Transferee or a Transferee that acquires at least 30,000 shares of Registrable Securities, but cannot otherwise Transfer the registration rights set forth in the Existing Agreement and this Agreement to any Transferee. As a condition to the Transfer of the registration rights set forth in the Existing Agreement and in this Agreement, a Transferee of the Series C Investors must consent in writing to be bound by the terms and conditions of the

Existing Agreement and this Agreement and each Transferee of the Series D Investors must consent in writing to be bound by the terms and conditions hereof.

      14. RIGHTS THAT MAY BE GRANTED TO SUBSEQUENT INVESTORS. The Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, that conflicts with the rights granted to the Investors under this Agreement, provided that the Company may grant rights to other Persons to (i) participate in piggyback registrations so long as such Person's rights are subordinate or PARI PASSU to the rights of the Investors and
(ii) demand registrations so long as the Investors are entitled to participate in such demand registration with such Persons PRO RATA on the basis of the number of shares owned by each such Investor.

      15. DAMAGES. The Company agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and in the event of such failure, the Company shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

      16. TERMINATION. The Investors' registration rights granted under Sections 2, 3, 4 and 5 of this Agreement shall terminate with respect to each Investor on the earlier of (i) the five year anniversary of the closing of the initial underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act and (ii) the time that such Investor shall be able to dispose of all its Registrable Securities in a three-month period under Rule 144 promulgated under the Securities Act.

      17. MISCELLANEOUS.

      (a) NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), sent by express overnight courier service or facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

      IF TO THE COMPANY:

            DOV Pharmaceutical, Inc.
            433 Hackensack Ave.
            Hackensack, NJ 07601
            Attention: Chief Executive Officer
            Telecopy No.: (201) 968-0177

      WITH A COPY TO:

            Goodwin Procter LLP
            599 Lexington Avenue

            New York, NY 10022
            Attention: J. Robert Horton, Esq.
            Telecopy No.: (212) 355-3333

      IF TO THE INVESTORS:

            At such Person's address for notice as set forth in the books and records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being deposited with the express overnight courier service or sent by facsimile transmission, respectively, addressed as aforesaid.

      (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.

      (c) DISPUTE RESOLUTION.

            (i) All disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration before JAMS/Endispute, Inc., or its successor. The arbitration shall be held in New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by JAMS/Endispute, Inc. unless specifically modified herein.

      The arbitration shall commence within 90 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to compel answers of interrogatories or a response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within three months of the selection of the arbitrator. The arbitrator's decision shall set forth a reasoned basis for any award of damages, equitable relief or finding of liability. The arbitrator shall not have the power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

      The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including reasonable legal fees and expenses of the prevailing party) against any party to a proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorney's fees, incurred by the other party in enforcing the award. This Section applies to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm. If the moving party secures temporary or preliminary injunctive relief in a court of competent jurisdiction the parties agree that they will take all necessary steps to commence arbitration as expeditiously as possible consistent with court instructions, if any. The provisions of this Section shall be enforceable in any court of competent jurisdiction.

      The parties shall bear their own attorneys' fees, costs and expenses in connection with the arbitration. The parties shall share equally in the fees and expenses charges by J.A.M.S.

            (ii) Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York County, New York for the purposes of enforcing the arbitration provisions of paragraph (i) above. Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of the venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

      (d) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      (e) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (f) INTEGRATION. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement among the parties with respect to the subject matter.

      (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such successor. The rights of the Investors hereunder shall only be assignable to transferees of their Shares as contemplated herein.

      (h) HEADINGS. The Section headings and subsection headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the agreements, documents and instruments executed and delivered in connection herewith shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the agreements, documents and instruments executed and delivered in connection herewith.

      (i) EXISTING AGREEMENT. Other than with respect to Section 2 and Section 13 of this Agreement (each of which amends the Existing Agreement) and Section 5 of this Agreement (which amends and restates Section 3 of the Existing Agreement), this Amendment does not modify, change or delete any other term, provision, representation, warranty or covenant relating to or contained in the Existing Agreement, and all such terms, provisions, representations, warranties or covenants shall remain in full force and effect.

      (j) ADDITIONAL PARTIES. The parties hereto agree that subsequent investors who purchase Series D Preferred Stock pursuant to the Purchase Agreement shall, upon execution of a counterpart signature page hereto, be added as a party to this Agreement and have the rights and privileges of and be subject and bound by all the terms and conditions hereof and that Schedule 2 hereto may be amended from time to time to include such subsequent investor or investors, and that each such subsequent investor shall be deemed for all purposes to be one of the "Series D Investors" as if such subsequent investor was one of the Series D Investors on the date hereof.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or have caused this Registration Rights Agreement to be duly executed and delivered by their duly authorized representatives as of the day and year first written above.

      COMPANY:                          DOV PHARMACEUTICAL, INC., a Delaware
                                        corporation


                                        by: /s/ Arnold Lippa
                                            ------------------------------------
                                            Name: Arnold Lippa
                                            Title: CEO


                  Registration Rights Agreement Signature Page

      SERIES C STOCKHOLDERS:            /s/ Matthew Perry
                                        ----------------------------------------
                                        MATTHEW PERRY


                  Registration Rights Agreement Signature Page

      SERIES C STOCKHOLDERS:            BIOTECHNOLOGY VALUE FUND, L.P., a
                                        Delaware Limited Partnership

                                           By: BVF Partners, L.P., its General
                                               Partner

                                               By: BVF Inc., its General Partner


                                                   By: /s/Mark Lampert
                                                       -------------------------
                                                       Name: Mark Lampert
                                                       Title: President


                  Registration Rights Agreement Signature Page

      SERIES C STOCKHOLDERS:            BIOTECHNOLOGY VALUE FUND II,
                                        L.P., a Delaware limited partnership

                                        By: BVF Partners, L.P., its General
                                            Partner

                                            By: BVF Inc., its General Partner


                                                By: /s/ Mark Lampert
                                                    ----------------------------
                                                    Name: Mark Lampert
                                                    Title: President


                  Registration Rights Agreement Signature Page

      SERIES C STOCKHOLDERS:            INVESTMENT 10 LLC

                                        By: BVF Partners, L.P., its Investment
                                            Advisor

                                            By: BVF Inc., its General Partner


                                                By: /s/ Mark Lampert
                                                    ----------------------------
                                                    Name: Mark Lampert
                                                    Title: President


                  Registration Rights Agreement Signature Page

      SERIES C STOCKHOLDERS:            RESERVOIR CAPITAL PARTNERS, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                its general partner

                                                By:/s/ Daniel H. Stern
                                                   -----------------------------

                                                   Name:

                                                   Title:

                                        RESERVOIR CAPITAL MASTER FUND, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                its general partner

                                                By: /s/ Daniel H. Stern
                                                    ----------------------------

                                                    Name:

                                                    Title:


                                        RESERVOIR CAPITAL ASSOCIATES, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                its general partner

                                                By: /s/ Daniel H. Stern
                                                    ----------------------------

                                                    Name:

                                                    Title:


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

                                        by: Merlin BioMed Private Equity, LLC,
                                        its General Partner


                                        by:/s/ Stuart T. Weisbrod
                                           -------------------------------------
                                           Name: Stuart T. Weisbrod
                                           Title: its Managing Member


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            OPPENHEIMER DISCOVERY FUND


                                        by: /s/ Jayne Stevlingson
                                            ------------------------------------
                                            Name: Jayne Stevlingson
                                            Title: Vice President


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            BIOTECHNOLOGY VALUE FUND, L.P.,  a
                                        Delaware limited partnership

                                        by: BVF Partners L.P., its General
      `                                     Partner

                                            by: BVF Inc., its General Partner


                                                by:/s/ Mark Lampert
                                                   -----------------------------
                                                   Name: Mark Lampert
                                                   Title: President


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            BIOTECHNOLOGY VALUE FUND II, L.P., a
                                        Delaware limited partnership

                                        By: BVF Partners L.P., its General
                                            Partner

                                            By: BVF Inc., its General Partner


                                                By: /s/ Mark Lampert
                                                    ----------------------------
                                                    Name: Mark Lampert
                                                    Title:  President


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            INVESTMENT 10 LLC

                                        By: BVF Partners, L.P., its Investment
                                            Advisor

                                            By: BVF Inc., its General Partner


                                                By: /s/ Mark Lampert
                                                    ----------------------------
                                                    Name: Mark Lampert
                                                    Title: President


                  Registration Rights Agreement Signature Page
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      SERIES D STOCKHOLDERS:            BVF INVESTMENTS LLC

                                        By: BVF Partners L.P., its Investment
                                            Advisor

                                            By: BVF Inc., its General Partner


                                                By: /s/ Mark Lampert
                                                    ----------------------------
                                                    Name: Mark Lampert
                                                    Title: President


                  Registration Rights Agreement Signature Page
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                                      PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.,
                                      a Cayman Islands corporation


                                             by: /s/ Andrew C. Sankin
                                                 ------------------------------
                                                 Name: Andrew C. Sankin
                                                 Title: Director and Chief
                                                        Operating Officer

                                      Address:   c/o Administrator
                                                 International Fund
                                                    Administration Ltd.
                                                 48 Par La Ville Road
                                                 Suite 464
                                                 Hamilton HM11 Bermuda

                                      Facsimile No. (441) 295-9637

                                      Tax ID Number: 98-0338943


                  Registration Rights Agreement Signature Page
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                                       INTEGRATED RISK FACILITIES HOLDINGS, INC.


                                       by: /s/ Stuart Farber
                                           -------------------------------------
                                           Name: Stuart Farber
                                           Title: President


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            /s/ Bruce Wainer
                                        ----------------------------------------
                                        Bruce Wainer


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            /s/ Aaron Harrison
                                        ----------------------------------------
                                        Aaron Harrison


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            /s/ Roger Samet
                                        ----------------------------------------
                                        Roger Samet


                  Registration Rights Agreement Signature Page

      SERIES D STOCKHOLDERS:            /s/ Joseph Klein
                                        ----------------------------------------
                                        Joseph Klein III


                  Registration Rights Agreement Signature Page
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      SERIES D STOCKHOLDER:             ARDARA US DIRECT INVESTMENT LTD.

                                        By: Ducat Ltd, its Director


                                        By: /s/ [signature illegible]
                                            ------------------------------------


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      SERIES D STOCKHOLDERS:            DACHA CAPITAL


                                        By: /s/ Jean Guy Lambert
                                            ------------------------------------
                                            Name: Jean Guy Lambert
                                            Title: President


                  Registration Rights Agreement Signature Page
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                                   SCHEDULE 1

                              SERIES C STOCKHOLDERS

Biotechnology Value Fund, L.P.
Biotechnology Value Fund II, L.P.
Investment 10 LLC
Matthew Perry
Reservoir Capital Partners, L.P.
Reservoir Capital Master Fund, L.P.
Reservoir Capital Associates, L.P.

                                   SCHEDULE 2

                              SERIES D STOCKHOLDERS

See EXHIBIT A to the Purchase Agreement.


                                      S-2